Neuberger&Berman Equity Funds[REGISTERED TRADEMARK]

Supplement to the Prospectus dated December 6, 1996

      The table on page 4 under the heading, "SUMMARY -- The Funds and Portfolios; Risk Factors," is amended to read as follows:

NEUBERGER&BERMAN
EQUITY FUNDS            INVESTMENT STYLE           PORTFOLIO CHARACTERISTICS

MANHATTAN FUND          Broadly diversified,       Invests in securities
                        small-, medium- and        believed to have the maximum
                        large-cap growth fund.     potential for long-term
                                                   capital appreciation.
                                                   Portfolio managers seek
                                                   stocks of companies that are
                                                   projected to grow at
                                                   above-average rates and that
                                                   may appear poised for a
                                                   period of accelerated
                                                   earnings.


      The following replaces pages 5-6 under the heading, "SUMMARY -- The Neuberger&Berman Investment Approach":

      While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value or growth.
      A value-oriented portfolio manager buys stocks that are selling for less than their perceived market values. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.
      Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). A value-oriented manager believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when N&B Management believes they have reached their potential.

      While a value approach concentrates on securities that are undervalued in relation to their fundamental economic values, a growth approach seeks stocks of companies that N&B Management projects will grow at above-average rates and faster than others expect. While a growth portfolio manager may be willing to pay a higher multiple of earnings per share than a value manager, the multiple tends to be reasonable relative to the manager's expectation of the company's earnings growth rate.
      In general, Neuberger&Berman FOCUS, Neuberger&Berman GENESIS, Neuberger&Berman GUARDIAN, Neuberger&Berman PARTNERS and Neuberger&Berman SOCIALLY RESPONSIVE Portfolios adhere to a value-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio adheres to a growth-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio is therefore willing to invest in securities with prices that are higher multiples of earnings than securities purchased by the other Portfolios, but generally buys companies that have higher earnings growth rates.
      Neuberger&Berman INTERNATIONAL Portfolio uses an investment process that includes a combination of country selection and individual security selection primarily based on a value-oriented investment approach.

      The following replaces page 24 under the heading, "INVESTMENT PROGRAMS --Neuberger&Berman MANHATTAN Portfolio":

      The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund is to seek capital appreciation without regard to income.
      Neuberger&Berman MANHATTAN Portfolio can invest in securities of small-, medium-, and large-capitalization companies believed to have the maximum potential for long-term capital appreciation. The portfolio managers currently intend to focus primarily on the securities of medium-capitalization companies. The portfolio managers do not seek to invest in securities that pay dividends or interest, and any such income is incidental.
      The  Portfolio  uses  a  growth-oriented  investment  approach.  When  N&B
Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than other Portfolios. In selecting stocks, N&B Management considers, among other factors, a company's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuation and other investment criteria. The Portfolio also diversifies its investments among companies and industries.
      The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. Investments in smaller and medium sized companies may present greater opportunities for capital appreciation, but may involve greater risks and share price volatility than investment in securities of larger capitalization companies. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, such companies may be subject to more abrupt or erratic market movements than larger, more established companies, and any such movements may be reflected in the Fund's net asset value. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.

      The following replaces pages 48-49 under the heading, "MANAGEMENT AND ADMINISTRATION--Investment Manager, Administrator, Distributor, and Sub-Adviser":

      Unless otherwise indicated, the following is five-year information about the individuals who are primarily responsible for the day-to-day management of the Portfolios.
      Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN Portfolio - Kent C. Simons and Kevin L. Risen are co-managers of the Portfolios. Mr. Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Fund since 1988, and for Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund since 1983. Mr. Risen has had those responsibilities since 1996, and during the year prior thereto, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995.
      Neuberger&Berman GENESIS Portfolio - Judith M. Vale and Robert W. D'Alelio are co-managers of the Portfolio. Ms. Vale and Mr. D'Alelio have been senior members of Neuberger&Berman's Small Cap Group since 1992 and 1996, respectively, and are both Vice Presidents of N&B Management. Ms. Vale is a principal of Neuberger&Berman. Ms. Vale and Mr. D'Alelio have been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994 and July 1997, respectively. Mr. D'Alelio was a senior portfolio manager for another investment management group from 1992 to 1996.
      Neuberger&Berman INTERNATIONAL Portfolio -- Felix Rovelli, manager of the Portfolio, is on a leave of absence attending to a personal matter. Valerie Chang, an Assistant Vice President of N&B Management and an assistant portfolio manager for the Portfolio from December 1996 until June 1997, has been responsible for the management of the Portfolio since June 1997. Ms. Chang served in the investment banking division of Salomon Brothers and Morgan Stanley & Co., Inc. from 1993 until 1995 and as a senior securities analyst for TIAA/CREF from 1995 until December 1996.
      Neuberger&Berman  MANHATTAN  Portfolio  - Jennifer K. Silver and Brooke A.
Cobb are co-managers of the Portfolio. Ms. Silver is Director of the Neuberger&Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of N&B Management. Ms. Silver is a principal of Neuberger&Berman. Both Ms. Silver and Mr. Cobb have had responsibility for Neuberger&Berman MANHATTAN Portfolio since July 1997. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent investment adviser.

      Neuberger&Berman PARTNERS Portfolio - Michael M. Kassen and Robert I. Gendelman are co-managers of the Portfolio. Mr. Kassen and Mr. Gendelman are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Kassen and Mr. Gendelman have had responsibility for Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund since June 1990 and October 1994, respectively. Mr. Kassen has been an employee of N&B Management since 1990. Mr. Gendelman was a portfolio manager for another mutual fund manager from 1992 to 1993.
      Neuberger&Berman SOCIALLY RESPONSIVE Portfolio - Janet Prindle. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a principal of Neuberger&Berman since 1983. Ms. Prindle has been responsible for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since its inception in March 1994. Ms. Prindle is Director of Socially Responsive Investment Services at Neuberger&Berman, and has been researching and developing corporate responsibility criteria as they apply to investments since 1989. She has been managing money using these criteria since 1990.
      Neuberger&Berman acts as the principal broker for the Portfolios (except Neuberger&Berman INTERNATIONAL Portfolio), and may act as broker for Neuberger&Berman INTERNATIONAL Portfolio, in the purchase and sale of portfolio securities and in the purchase and sale of options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
      The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
      To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trust, the Managers Trusts, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

      This Supplement supersedes the Supplements dated December 17, 1996, June 3, 1997 and July 15, 1997.

      The date of this Supplement is July 31, 1997.

                         NEUBERGER & BERMAN EQUITY FUNDS
            Supplement dated July 31, 1997 to Statement of Additional
                       Information dated December 6, 1996

                             INVESTMENT INFORMATION

The sections regarding the investment programs and managers of the Portfolios (pages 11-23) are revised to read as follows:

NEUBERGER & BERMAN MANHATTAN PORTFOLIO
--------------------------------------

            Neuberger & Berman MANHATTAN Portfolio's objective is capital appreciation, without regard to income. The Portfolio differs from other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are higher relative to those of the general market but that are reasonable relative to the companies' earnings growth rates. The Portfolio is comprised of what the portfolio co-managers believe are stocks of financially sound companies with a special market capability, management strength and experience, a competitive advantage or a product that makes them particularly attractive over the long term.

            Neuberger & Berman MANHATTAN Portfolio's co-managers view value on both a relative and an absolute basis, so the Portfolio may buy stocks with somewhat above-market historical growth rates. The Portfolio steers clear of popular growth stocks selling at extremely high prices.

NEUBERGER & BERMAN GENESIS PORTFOLIO
------------------------------------

            The predecessor of Neuberger & Berman GENESIS Fund was established in 1988. A fund dedicated primarily to small-capitalization stocks (companies with total market value of outstanding common stock of up to $1.5 billion at the time the Portfolio invests), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as most of the other equity funds managed by N&B Management. The Portfolio is comprised of what the portfolio co-managers believe are small-cap stocks with solid earnings today, not just promises for tomorrow.

            Many people think that small-capitalization stock funds are predominantly invested in high-risk companies. That is not necessarily the case. Neuberger & Berman GENESIS Portfolio looks for the same fundamentals in small-capitalization stocks as other Portfolios look for in stocks of larger companies. The portfolio co-managers stick to the areas they understand. They look for the most persistent earnings growth at the lowest multiple, as well as for well-established companies with entrepreneurial management and sound finances. Also considered are catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

            Neuberger & Berman GENESIS Portfolio's motto is "boring is beautiful." Instead of investing in trendy, high-priced stocks that tend to hurt shareholders on the downside, the Portfolio looks for little-known, solid, growing companies whose stocks the managers believe are wonderful bargains.

AN INTERVIEW WITH THE PORTFOLIO CO-MANAGER

            Q:    If I  already  own a  large-cap  stock  fund,  why  should I consider investing in a small-cap fund as well?

            A:    Look at how fast a sapling grows  compared to, say, a mature tree. Much of the same can be true about companies. It's possible for a smaller company to grow 50% faster than an IBM or a Coca-Cola.

            So, many small-cap stocks offer superior growth potential. Consider the cereal you eat, the detergent you use, the coffee you drink -- and imagine if you had invested in these products BEFORE they became household names. If you had invested only in the blue-chip companies of the day, you would have missed out on these opportunities.

            Of course, we're not advocating investing in a portfolio consisting only of small-cap stock funds. It pays to diversify. Let's look back about 25 years. While past performance cannot indicate future performance, small-cap stocks outperformed larger-cap stocks 16 out of the 25 years from 1971 to 1996, which means larger-cap stocks did better the rest of the time.1/

            Q:    Neuberger  &  Berman   GENESIS  Fund  is   classified  as  a
"small-cap value fund." To many people, "small-cap value" is an oxymoron. Can you clarify the Portfolio's investment approach?

            A: We understand the confusion. After all, a lot of people equate "small-cap" with "growth." They also equate "value" with "cheap." At Neuberger & Berman GENESIS Portfolio, we're 100% behind finding GROWING small-cap companies -- what we believe are highly profitable companies with solid records and promising futures. So where do we part company with managers who follow a "small-cap growth" style? It comes down to how much growth and at what price. Small-cap growth investors seem willing to pay a premium for vastly superior

----------------------------

1/ Results are on a total return basis and include reinvestment of all dividends and capital gain distributions. Small-cap stocks are represented by the fifth capitalization quintile of stocks on the NYSE from 1971 to 1981 and performance of the Dimensional Fund Advisors (DFA) Small Company Fund from 1982 to 1996. Larger-cap stocks are represented by the S&P "500" Index, an unmanaged group of stocks. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Data about these indices are prepared or obtained by N&B Management. The Portfolio may invest in many securities not included in the above-described indices. Source:
STOCKS, BONDS, BILL AND INFLATION 1996 YEARBOOKTM, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

growth. This results in two problems: a) growth tends to be discounted by the premium valuations, and b) the growth expectations are so high as to be unsustainable. We believe superior yet more stable returns can be purchased at significant discounts. They may be found in mundane, perhaps even boring, industries. Remember, the same glamorous appeal that attracts so many growth investors also attracts competitors.

            In that respect, we're "value" managers. Yet we'd like to make this point clear: Low price-to-earnings multiples, in and of themselves, cannot justify a "buy" decision. When we search for growing, high-quality small-cap companies selling at what we feel are bargain prices, we ask ourselves: Is the company cheap for a good reason? Or, does it have the financial muscle and the management talent to make it into the big leagues?

            Q:    Let's turn to  specifics.  What  criteria are used to decide which small-cap companies make the cut -- and which ones don't?

            A: Over the years, we've seen hundreds of small-cap companies that flourished and just as many that failed to deliver on their early promises. What made the difference? While every case is unique, here are a few important traits of the winners.

            First of all, a successful small-cap company normally produces high returns. In practice, this means the business has a number of barriers to entry. Perhaps the company has a technology that's hard to duplicate. Or maybe it can make a product at a substantially lower cost than anyone else. Unlike most businesses, it has an advantage that allows it to continue earning above-market returns.

            In addition to having a competitive edge, a successful small-cap company should generate healthy cash flow. With excess cash, a company has the ability to finance its own growth without diluting the ownership stake of existing stockholders by issuing more shares.

            No small-cap company can grow without having the right people on board. That's why we spend so much time meeting the CEOs and CFOs of small-cap companies. While we question the managers about future plans and strategies, we spend as much time evaluating them as people. Do they seem honest and capable? Or do they puff up their case? Making portfolio decisions is a lot about making character judgments -- who has the stuff to manage a growing company, and who doesn't.

            THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

NEUBERGER & BERMAN FOCUS AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS
-------------------------------------------------------------------

            Neuberger  &  Berman  FOCUS  Portfolio's   investment  objective  is
long-term capital appreciation. Like the other Portfolios that use a value-oriented investment approach, it seeks to buy undervalued securities that offer opportunities for growth, but then it focuses its assets in those sectors where undervalued stocks are clustered. The portfolio co-managers begin by looking for stocks that are selling for less than the managers think they're worth, a "bottom-up approach." More often than not, such stocks are in a few economic sectors that are out of favor and are undervalued as a group. The portfolio co-managers think 90% of cheap stocks deserve to be cheap and their job is to find the 10% that don't.

            The portfolio co-managers don't pick sectors for Neuberger & Berman FOCUS Portfolio based on their perception of how the economy is going to do. Nor do they engage in making economic or currency predictions. They look for stocks with either low relative or low absolute valuations. Often, these stocks will be found in a particular sector, but the managers didn't start out being bullish on that sector. It's just where they happened to find the values. They find that if one company comes under a cloud, it tends to happen to its whole industry. If an investment manager rotates the sectors in a portfolio by buying sectors when they are undervalued and selling them when they become fully valued, the manager would be able to achieve above-average performance.

            Neuberger & Berman GUARDIAN Portfolio subscribes to the same stock-picking philosophy followed since Roy R. Neuberger founded Neuberger & Berman GUARDIAN Fund's predecessor in 1950.

            It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, Neuberger & Berman Guardian Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, there can be no assurance that this trend will continue.

            The portfolio co-managers place a high premium on being knowledgeable about the companies whose stocks they buy. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. The Portfolio is usually early in and early out. The managers would rather buy an undervalued stock because they expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. The managers like a stock "under a rock" or with a cloud over it; they believe an investor is not going to get great companies at great valuations when the market perception is great.

            Investors who switch around a lot are not going to benefit from Neuberger & Berman GUARDIAN Portfolio's approach. They're following the market -- the Portfolio is looking at fundamentals.

NEUBERGER & BERMAN PARTNERS PORTFOLIO
-------------------------------------

            Neuberger & Berman PARTNERS Portfolio's objective is capital growth. It seeks to make money in good markets and not give up those gains during rough times.

            Investors in the Portfolio typically seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education.

            The portfolio co-managers look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and support from asset values, or in relation to their projection of the growth of the company's future earnings. If the market goes down, those stocks the Portfolio elects to hold, historically, have gone down less.

            The portfolio co-managers monitor stocks of medium- to large-sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they are likely to produce a new product, become an acquisition target, or undergo a financial restructuring.

            What else catches the portfolio co-managers' eyes? Companies whose managements own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line.

            To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. The managers' reasoning? Market leaders tend to earn higher levels of profits.

            Neuberger & Berman PARTNERS Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of the Portfolio's total assets. Of course, the Portfolio's holdings are subject to change.

NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO
------------------------------------------------

            Securities for this Portfolio are selected through a two-phase process. The first is financial. The portfolio manager analyzes a universe of companies according to N&B Management's value-oriented philosophy and looks for stocks which are undervalued for any number of reasons. The manager focuses on financial fundamentals, including balance sheet ratios and cash flow analysis, and meets with company management in an effort to understand how those unrecognized values might be realized in the market.

            The second part of the process is social screening. N&B Management's social research is based on the same kind of philosophy that governs its financial approach: N&B Management believes that first-hand knowledge and experience are its most important tools. Utilizing a database, the portfolio manager does careful, in-depth tracking and analyzes a large number of companies on some eighty issues in six broad social categories. The manager uses a wide variety of sources to determine company practices and policies in these areas. Performance is analyzed in light of knowledge of the issues and of the best practices in each industry.

            The portfolio manager  understands that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, the manager places value on such
indicators  as  management  commitment,   progress,   direction,   and  industry
leadership.

AN INTERVIEW WITH THE PORTFOLIO MANAGER

            Q:    First things  first.  How do you begin your stock  selection process?

            A:    Our first  question is always:  On financial  grounds alone, is a company a smart investment? For a company's stock to meet our financial test, it must pass a number of hurdles.

            We look for bargains, just like the portfolio managers of the other Portfolios. More specifically, we search for companies that we believe have terrific products, excellent customer service, and solid balance sheets -- but because they may have missed quarterly earnings expectations by a few pennies, because their sectors are currently out of favor, because Wall Street overreacted to a temporary setback, or because the company's merits aren't widely known, their stocks are selling at a discount.

            While we look at the stock's fundamentals carefully, that's not all we examine. We meet an awful lot of CEOs and CFOs. Top officers of over 400 companies visit Neuberger & Berman each year, and we're also frequently on the road visiting dozens of corporations. From Neuberger & Berman SOCIALLY RESPONSIVE Fund's inception, we've met with representatives of every company we own.

            When we're face to face with a CEO, we're searching for answers to two crucial questions: "Does the company have a vision of where it wants to go?" and "Can the management team make it happen?" We've analyzed companies for over three decades, and we always look for companies that have both clear strategies and management talent.

            Q:    When you evaluate a company's  balance  sheet,  what matters the most to you?

            A: Definitely a company's "free cash flow." Compare it to your household's discretionary income -- the money you have left over each month after you pay off your monthly debt and other expenses. With ample free cash flow, a company can do any number of things. It can buy back its stock. Make important acquisitions. Expand its research and development spending. Or increase its dividend payments.

            When a company generates lots of excess cash flow, it has growth capital at its disposal. It can invest for higher profits down the line and improve shareholder value. Determining exactly HOW a company intends to spend its excess cash is an entirely different matter -- and that's where the information learned in our company meetings comes in. Still, you've got to have the extra cash in the first place. Which is why we pay so much attention to it.

            Q:    So you take a hard  look at a  company's  balance  sheet and its management. After a company passes your financial test, what do you do next?

            A: After we're convinced of a company's merits on financial grounds alone, we review its record as a corporate citizen. In particular, we look for evidence of leadership in three key areas: concern for the environment, workplace diversity, and enlightened employment practices.

            It should be clear that our social screening always takes place after we search far and wide for what we believe are the best investment opportunities available. This is a crucial point, and an analogy can be used to explain it. Let's assume you're looking to fill a vital position in your company. What you'd pay attention to first is the candidate's competence: Can he or she do the job? So after interviewing a number of candidates, you'd narrow your list to those that are highly qualified. To choose from this smaller group, you might look at the candidate's personality: Can he or she get along with everyone in your group?

            Obviously, you wouldn't hire an unqualified person simply because he or she is likable. What you'd probably do is give the job to a highly qualified person who is ALSO compatible with your group.

            Now, let's turn to the companies that do make our financial cuts. How do we decide whether they meet our social criteria? Once again, our regular meetings with CEOs are key. We look for top management's support of programs that put more women and minorities in the pipeline to be future officers and board members; that minimize emissions, reduce waste, conserve energy, and protect natural resources; and that enable employees to balance work and family life with benefits such as flextime and generous maternal AND paternal leave.

            We realize that companies are not all good or all bad. Instead of looking for ethical perfection, we analyze how a company responds to troublesome problems. If a company is cited for breaking a pollution law, we evaluate its reaction. We also ask: Is it the first time? Do its top executives have a plan for making sure it doesn't happen again -- and how committed are they?

            If we're satisfied with the answers, a company makes it into our portfolio. When all is said and done, we invest in companies that have diverse work forces, strong CEOs, tough environmental standards, AND terrific balance sheets. In our judgment, financially strong companies that are also good corporate citizens are more likely to enjoy a competitive advantage. These days, more and more people won't buy a product unless they know it's environmentally friendly. In a similar vein, companies that treat their workers well may be more productive and profitable.

            Q:    Why have  investors  been  attracted  to  Neuberger & Berman
SOCIALLY RESPONSIVE Fund?

            A: Our shareholders are looking to invest for the future in more ways than one. While they care deeply about their own financial futures, they're equally passionate about the world they leave to later generations. They want to be able to meet their college bills and leave a world where the air is a little cleaner and where the doors to the executive suite are a little more open.

NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO
------------------------------------------

            Equity portfolios consisting solely of domestic investments generally have not enjoyed the higher returns foreign opportunities can offer. Over the past thirty years, for example, the average growth rates of many foreign economies have outpaced that of the United States. While the United States accounted for almost 66% of the world's total securities market capitalization in 1970, it accounted for less than 30% of that total at the end of 1996 -- or less than a third of the dollar value of the world's available stocks and bonds.2/

            Over  time,   a  number  of   international   equity   markets  have
outperformed their U.S. counterpart. Although there are no guarantees, foreign markets could continue to provide attractive investment opportunities.

            In addition, according to Morgan Stanley Capital International, the leading companies in any given sector are not always U.S.-based. For example, all ten of the largest construction companies, nine of the ten largest banks and seven of the ten largest automobile companies are based outside of the United States.

            A principal  advantage of investing overseas is  diversification.  A diversified  portfolio  gives  investors  the  opportunity  to pursue  increased overall return while reducing risk. It is prudent to diversify by taking advantage of investment opportunities in more than one country's stock or bond market. By investing in several countries through a worldwide portfolio, investors can lower their exposure and vulnerability to weakness in any one market. Investors should be aware, however, that international investing is not a guarantee against market risk and may be affected by the economic and other factors described in the Prospectus. These include the prospects of individual companies and other risks such as currency fluctuations or controls, expropriation, nationalization and confiscatory taxation.


-------------------------

2/    Source:  Morgan Stanley Capital International.

            Furthermore, buying foreign stocks and bonds can be difficult for the individual investor and involves many decisions. Accessing international markets is complicated; few individuals have the time or resources to evaluate thoroughly foreign companies and markets or the ability to incur the high transaction costs of direct investment in such markets. A mutual fund investing in foreign securities offers an investor broad diversification at a relatively low cost.

            The Portfolio invests primarily in equity securities of companies located in developed foreign economies, as well as in "emerging markets." In all cases, N&B Management's investment process includes a combination of "top-down country allocation" and "bottom-up security selection."

            The portfolio manager searches the world for investment opportunities wherever and whenever they arise -- in both developed and emerging markets. First, the portfolio manager selects countries with strong potential for growth. N&B Management believes that the majority of the total return in a global equity portfolio can be attributed to country allocation. The Portfolio's stock selection process leads to diversification across more than 20 countries that the manager believes offer the best value.

            Then, the portfolio manager focuses on individual companies. The portfolio manager looks at the fundamentals. Does the company lead its market niche? How strong is its management? If the company is small, has it shown sustained growth? In general, the Portfolio's selection process leads to investments in mid-sized companies in developed countries and larger, more established firms in emerging markets such as Hungary and Singapore.

            TOP-DOWN APPROACH TO REGIONAL AND COUNTRY DIVERSIFICATION

            N&B Management uses extensive economic research to identify countries that offer attractive investment opportunities, by analyzing factors such as growth rates of gross domestic product, interest rate trends, and currency exchange rates. Market valuations, combined with correlation and volatility comparisons, provide N&B Management with a target allocation across twenty or more countries.

            BOTTOM-UP APPROACH TO SECURITY SELECTION

            N&B Management's value-oriented approach seeks out attractively priced issues, by concentrating on criteria such as a low price-to-earnings ratio relative to earnings growth rate, balance sheet strength, low price to cash flow, and management quality. Typically, the Portfolio's investment portfolio is comprised of over 100 different securities issues, primarily of medium- to large-capitalization companies (determined in relation to the principal market in which a company's securities are traded).

            CURRENCY RISK MANAGEMENT

            Exchange rate movements and volatility are important factors in international investing. The portfolio manager believes in actively managing the Portfolio's currency exposure, in an effort to capitalize on foreign currency trends and to reduce overall portfolio volatility. Currency risk management is performed separately from equity analysis. The portfolio manager uses a combination of economic analysis to guide the Portfolio's longer-term posture and quantitative trend analysis to assist in timing decisions with respect to whether (or when) to invest in instruments denominated in a particular foreign currency, or whether (or when) to hedge particular foreign currencies in which liquid foreign exchange markets exist.

            For much of the past two decades, international stocks, on average, have outperformed U.S. stocks. If you had invested $10,000 in the international stocks that comprise the EAFE(R) Index and the U.S. stocks that make up the S&P "500" Index twenty years ago, here's what your investments would have been worth as of December 31, 1996 and June 30, 1997:


                                                        Avg. annual total
                                  Value of investment       return(3)
                                 --------------------   --------------------
                                 12/31/96    6/30/97    12/31/96     6/30/97
                                 --------    -------    --------     -------
International stocks
  (EAFE)[REGISTERED TRADEMARK]   $171,996   $179,213      15.29%      15.52%
Domestic stocks (S&P "500")      $150,282   $189,557      14.51%      15.85%

            Of course, these historical results may not continue in the future. Investors should keep in mind the greater risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and potentially adverse economic and political conditions.

AN INTERVIEW WITH THE PORTFOLIO MANAGER

            Q:    Why should  investors  allocate a portion of their assets to international markets?

            A: First, an investor who does not invest internationally misses out on about two-thirds of the world's potential investment opportunities. The U.S. stock market today represents less than one-third of the world's stock market capitalization, and the U.S. portion continues to shrink as other countries around the world introduce or expand the size of their equity markets. Privatizations of government-owned corporations, initial public offerings, and the occasional creation of official stock exchanges in emerging economies continuously present new opportunities for capital in an expanding global market.


----------------------------

3/ Total return assumes reinvestment of all dividends and other distributions. The EAFE(R) Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. The S&P "500" Index is an unmanaged index generally considered to be representative of U.S. stock market activity. Indices do not take into account brokerage commissions or other fees and expenses of investing in the individual securities that they track. Data about the performance of these indices are prepared or obtained by N&B Management.

            Second, many foreign economies are in earlier stages of development than ours and are growing fast. Economic growth can often mean potential for investment growth.

            Finally, international investing helps an investor increase diversification, which can reduce risk. Domestic and foreign markets generally do not all move in the same direction, so gains in one market may offset losses in another.

            Q:    Does international investing involve special risks?

            A: Currency risk is one important risk presented by international investing. Fluctuations in exchange rates can either add to or reduce an investor's returns. Anyone who invests in foreign markets should keep that fact in mind.

            Other risks include, but are not limited to, greater market volatility, less government supervision and availability of public information, and the possibility of adverse economic or political developments. Additional special risks of foreign investing are discussed in the Prospectus.

            Q:    What  are  some  of  the   advantages  of  investing  in  an
international fund?

            A: An international mutual fund can be a convenient way to invest internationally and diversify assets among several markets to reduce risk. Additionally, the considerable burden of obtaining timely, accurate, and comprehensive information about foreign economies and securities is left to professional managers.

            Q:    What is your investment approach?

            A: We seek to capitalize on investments in countries where we believe that positive economic and political factors are likely to produce above-average returns. Studies have shown that the allocation of assets among countries is typically the most important factor contributing to portfolio performance. We believe that, in the long term, a nation's economic growth and the performance of its equity market are highly correlated. Therefore, we continuously evaluate the global economic outlook as well as individual country data to guide country allocation. Our process also leads to diversification across many countries, typically twenty or more, in an effort to limit total portfolio risk.

            We strive to invest in companies within the selected countries that are in the best position to capitalize on such positive developments or companies that are most attractively valued. We usually include in the Portfolio's investments the securities of large-capitalization companies, determined in relation to the appropriate national market, as well as securities of faster-growing, medium-sized companies that offer potentially higher returns but are often associated with higher risk.

            The criteria for security selection focus on companies with leadership in specific markets or with niches in specific industries, which appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. Typically, in emerging markets, we invest in relatively large, established companies that we believe possess the managerial, financial, and marketing strength to exploit successfully the growth of a dynamic economy. In more developed markets, such as Europe and Japan, the Portfolio may invest to a higher degree in medium-sized companies. Medium-sized companies can often provide above-average growth and are less followed by market analysts, which sometimes leads to inefficient valuation.

            Finally, we strive to limit total portfolio volatility and protect the value of portfolio securities by selectively hedging the Portfolio's foreign currency exposure in times when we expect the U.S. dollar to strengthen.

            Q:    How do you perceive the current outlook?

            A: There is still an abundance of exciting investment opportunities around the world. Many equity markets still have not reached the maturity stage of the U.S. market and have much more room to grow. There are new markets opening up to foreign investment and many changes are occurring in markets where equity investments have traditionally commanded less attention than fixed income securities.

            In addition, it appears to us that both Europe and Japan recently passed the bottom of their economic cycles. In many economies, the current recession has been the most severe of all recessions in the last five decades. With global inflation still in check, many economies should continue to have lower interest rates, which, coupled with a forecast of recovery in profits, could positively impact stock market returns.

            Q:    Compared  to the stock  market  in the  United  States,  are there more anomalies in security pricing abroad?

            A: Well, the rest of the world is not as well followed as the United States. So you'll find more anomalies. At the same time, though, the level of analysis of companies around the world is improving every day, and the gap in coverage is narrowing.

            What never changes is the psychology of the investor -- you regularly see either despair or euphoria in different sectors of every international market. That, in our opinion, creates opportunities to find undiscovered gems at extraordinarily cheap prices.

            These opportunities can come from, say, uncertainty over an election going one way or another. Investors may see the outcome as totally disastrous for a country -- or as totally euphoric. Then, reality sets in, and things are never as bleak or as wonderful as they had been painted.

            Q:    Do you integrate  ideas from  Neuberger & Berman's  research and the domestic portfolio managers?

            A: Oh, sure. As everyone knows, the world is becoming smaller, and certain industries are becoming global (or have become global). Whether one thinks about technology, pharmaceuticals, medical devices, or the automobile industry, it's really become one world market. So it's crucial to have good knowledge about BOTH the United States and the areas outside the United States where these companies dominate.

        This Supplement supersedes the Supplement dated April 1, 1997.






















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